UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2017

SECURITY NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

5300 South 360 West, Suite 250 Salt Lake City, Utah
(Address of principal executive offices)

84123
(Zip code)

(801) 264-1060
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

Investor Presentation

On March 9, 2017, Scott M. Quist, Chairman, President and Chief Executive Officer of Security National Financial Corporation (the "Company") and S. Andrew Quist, Vice President, Associate Counsel and a Director of the Company, provided an Investor Presentation to prospective investors in Chicago.  Attached as Exhibit 99.1 are the PowerPoint slides that were used in the presentation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION (Registrant)

Date: March 13, 2017	By:	/s/ Scott M. Quist
Scott M. Quist
Chairman of the Board, President and Chief Executive Officer